UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 2, 2009

The Scotts Miracle-Gro Company
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	001-11593	31-1414921
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio		43041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	937-644-0011

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 8, 2009, The Scotts Miracle-Gro Company (the "Company") announced that on July 2, 2009, its wholly-owned subsidiary, Smith & Hawken, Ltd. ("S&H"), adopted a plan (the "Plan") to close the S&H business and to engage the services of an outside consultant to supervise and assist with the closure process.

S&H's Board of Directors had been actively exploring its strategic options for the business and determined that shutting down the business presented the best alternative. As a result of the decision, which is supported by the Company’s Board of Directors, the Company expects to incur charges of approximately $25 million to reported earnings, primarily related to the termination of lease obligations and severance and benefit commitments. Based on the best estimates of the Company and S&H, the Plan is expected to have a neutral impact on cash as the recovery of working capital, together with anticipated tax benefits, will approximately offset cash expenditures related to the charges. The closure process is expected to be substantially completed by the calendar year-end.

A copy of the news release issued by the Company on July 8, 2009 announcing S&H’s Plan is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Statements by the Company related to expected costs and benefits surrounding implementation of the Plan and other statements which are not historical information constitute "forward-looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include delays in the implementation of the Plan, below forecast sales or margin resulting from the liquidation of remaining inventory, unexpected costs associated with mitigation of lease obligations, the inability to gain expected tax benefits and/or the escalation of other costs associated with the execution of the Plan, as well as risks described from time to time in the Company's filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Shell company transactions:

Not applicable.

(d) Exhibits:

99.1 - News Release issued by The Scotts Miracle-Gro Company on July 8, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Scotts Miracle-Gro Company

July 8, 2009	By:	Vincent C. Brockman

Name: Vincent C. Brockman
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	News Release issued by The Scotts Miracle-Gro Company on July 8, 2009